SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 15, 2002
(Date of Report)
(Date of Earliest Event Reported)

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Exact name of registrant as specified in governing instruments)

Nevada	333-58814	88-0342613

(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119
(Address of Principal Executive Offices, including Zip Code)

(702) 735-2514
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Exhibit Index located at Page 2

Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 3.1
EXHIBIT 23.1
EXHIBIT 25.1
EXHIBIT 99.1

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits (executed copies) — The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit		Numbered
Number	Exhibit	Page

3.1	Certificate of Trust of Caterpillar Financial Asset Trust 2002-A

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants

25.1	Statement as to the Eligibility of the Indenture Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 2002-A

99.1	Term Sheet in connection with Caterpillar Financial Asset Trust 2002-A

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Registrant)

July 15, 2002

By:	/s/ Paul J. Gaeto
Name:	Paul J. Gaeto
Title:	Secretary

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